Exhibit 10.8

                  AMENDMENT TO AGREEMENT FOR PURCHASE AND SALE

         This AMENDMENT TO AGREEMENT FOR PURCHASE AND SALE ("AMENDMENT") is made and entered into by and between CHARLEY ZECHES, in her capacity as Trustee of LAKES HOLDING TRUST U/A dated July 27, 2001 (the "SELLER") and AGU ENTERTAINMENT CORP., a Colorado corporation ("BUYER").

                                   WITNESSETH:

         WHEREAS, Buyer and Seller entered into that certain Agreement for Purchase and Sale (the "Contract"), dated effective as of September 10, 2004, concerning the (i) real property located at 3200 West Oakland Park Boulevard, Lauderdale Lakes, in Broward County, Florida and (ii) Assets as described in the Contract.

         WHEREAS, Buyer and Seller desire to amend the Contract in accordance with the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the sum of Ten and 00/100 ($10.00) Dollars and other good and valuable consideration, the parties do hereby agree that the Contract shall be and is hereby amended as follows:

         1. The recitals set forth above are acknowledged to be true and correct and are hereby incorporated by reference as if stated in full.

         2. All capitalized terms utilized herein and not otherwise defined shall have the meanings assigned to them in the Contract.

3. Buyer and Seller hereby agree to extend the Closing Date under the Contract from October 25, 2004 to November 30, 2004, subject to the terms and conditions of this Amendment.

         4. Buyer and Seller hereby instruct Escrow Agent, Mombach, Boyle & Hardin, P. A. to disburse the Deposit of $100,000.00 to Seller on October 25, 2004.

         5. Buyer and Seller hereby agree that the Shares will be issued, transferred and delivered on October 25, 2004 by Buyer to Seller (or upon Seller's request to Elizabeth Buntrock), in accordance with the Stock Purchase Agreement and shall constitute an additional non-refundable Deposit under the Contract.

         6. Buyer and Seller hereby agree that in addition to the Purchase Price, the amount of $75,000 shall be paid to Buyer in the form of 25,000 shares of the common stock, no par value, of Buyer (the "Foundation Shares") which will be issued, transferred and delivered on October 25, 2004, or as soon as practicable thereafter, by Buyer to Seller. Seller shall cause New Vision Children's Foundation to execute any and all documents as may be reasonable and necessary to permit Buyer to comply with all federal and state securities laws respecting the issuance and delivery of the Foundation Shares. The Foundation Shares shall be restricted securities, in accordance with applicable securities

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laws, and shall include "piggyback registration" rights, in accordance with a stock purchase agreement in a form substantially similar to the Stock Purchase Agreement. The Foundation Shares shall constitute an additional non-refundable Deposit under the Contract.

         7. Buyer and Seller hereby agree that in addition to the Purchase Price, the amount of $75,000 shall be paid to Buyer in the form of 25,000 shares of the common stock, no par value, of Buyer (the "AUW Shares"), which will be issued, transferred and delivered on October 25, 2004, or as soon as practicable thereafter, by Buyer to Seller (or upon Seller's request to AUW, Inc.). Seller shall cause AUW to execute any and all documents as may be reasonable and necessary to permit Buyer to comply with all federal and state securities laws respecting the issuance and delivery of the AUW Shares. The AUW Shares shall be restricted securities, in accordance with applicable securities laws, and shall include "piggyback registration" rights, in accordance with a stock purchase agreement in a form substantially similar to the Stock Purchase Agreement. The AUW Shares shall constitute an additional non-refundable Deposit under the Contract.

         Seller agrees in further consideration of the extension of the Closing Date to provide AUW, Inc. an office (free of charge as to rent only) in the Building, in similar size and character with similar services provided, to the office currently occupied by Steve Adelstein, until November 30, 2005. The foregoing shall be evidenced by a lease between Buyer and AUW, Inc., which lease will be signed on or before Closing.

         8. Buyer agrees to make a payment on October 29, 2004, to Seller in the amount of $50,000 (the "First Extension Payment") in consideration of the extension of the Closing Date. The Prorations under the Contract shall be calculated as of November 30, 2004. The foregoing payment shall be made by wire transfer of immediately available funds to an account designated by Seller and shall be received on or before 5 p.m. eastern standard time on the date such payment is due. Time is of the essence with respect to the First Extension Payment which payment shall not be credited against the Purchase Price.

         Upon Seller's receipt of the First Extension Payment, Buyer shall have a non-exclusive revocable license to operate a production studio business at the Real Property in accordance with all applicable laws. Buyer agrees to provide Seller with evidence of insurance coverage(s) in the amounts which are customarily carried by a business of the size and nature of the business carried on by Buyer at the Real Property. If the Closing of the transaction contemplated by the Contract fails to occur on November 30, 2005, the revocable license described above shall terminate immediately and Buyer shall vacate the Real Property. If Buyer fails to vacate the Real Property in accordance with this
Section 8, Seller shall have the right to pursue an action for possession and Buyer shall pay a monthly usage fee to Seller in the amount of $10,000 for any month or portion of a month whereby Buyer fails to vacate or in the event of any other default by Buyer under the Contract as amended by this Amendment.

         9. Buyer agrees to make a payment on November 10, 2004, to Seller in the amount of $22,500 (the "Second Amendment Payment") in consideration of the extension of the Closing Date. The Second Amendment Payment shall be made by wire transfer of immediately available funds to an account designated by Seller and shall be received on or before 5 p.m. eastern standard time on the date such payment is due. Time is of the essence with respect to the Second Amendment Payment which payment shall not be credited against the Purchase Price.

         10. Buyer hereby agrees that it will be solely responsible for any and all costs and expenses ("Costs and Expenses") due in connection with any use of the Real Property by Buyer, or any improvements made thereto by or on behalf of Buyer, including but not limited to security, labor, contracting or construction costs and utilities. Buyer hereby agrees to indemnify, defend and hold harmless, Seller together with its affiliates and its respective shareholders, members, officers, directors, managers, agents, employees, successors and assigns from any and all claims and actions whatsoever arising from or relating to the Costs and Expenses. The foregoing payment(s) shall not be credited against the Purchase Price.

         11. Buyer hereby acknowledges that any and all of Seller's obligations with respect to (i) Title and Survey under Section 6 of the Contract, (ii) Tenants under Section 7.2 of the Contract, and (iii) the condition of the Real Property under Section 18 of the Contract, have been satisfied in full as of the date hereof. Buyer has no objections to (i) Title and Survey matters, (ii) any Tenants, or (iii) the condition of the Real Property.

         12. Buyer agrees to assume, at Closing, any and all of Seller's obligations, effective as of November 1, 2004, under the (i) lease for the forklift, (ii) lease for the man-lift, and (iii) any and all contracts with XO Communications, and further agrees to execute any documentation reasonably required by Seller in connection with the assumption of the foregoing obligations.

         13. In the event of any conflict between the terms and provisions of the Contract and the terms and provisions of this Amendment, the terms and provisions of this Amendment shall control and prevail, and otherwise, except as modified herein, the Contract shall continue in full force and effect.

         14. That all, each and every of the terms, covenants and conditions in the Contract which are not inconsistent herewith are hereby expressly confirmed, ratified and declared to be in full force and effect.

         15. This Agreement may be modified only by written modification hereto, signed by each of the parties hereto.

         16. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which will constitute the same agreement, and by facsimile.

         17. The laws of the State of Florida (without regard to conflicts of law) shall govern the validity, construction, enforcement and interpretation of this Amendment.


              [Remainder of page is blank. Signature page follows.]
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         IN WITNESS WHEREOF, this RELEASE AND CANCELLATION OF AGREEEMNT FOR
PURCHASE AND SALE has been executed by the parties hereto on the day and year indicated.

Signed, sealed and delivered              SELLER:
in the presence of:


                                          LAKES HOLDING TRUST U/A DATED
                                          July 27, 2001


                                          By:   /s/Elizabeth Buntrock
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                                          Name:    Elizabeth Buntrock
                                                --------------------------------
                                          Title:
                                                 -------------------------------
------------------------------
                                          Dated:
                                                 -------------------------------



                                          BUYER:

                                          AGU ENTERTAINMENT CORP.,
                                          a Colorado corporation


                                          By:  /s/ David C. Levy
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                                          Name:    David C. Levy
                                                --------------------------------
                                          Title:   President
                                                 -------------------------------
------------------------------
                                          Dated:
                                                  ------------------------------